EXHIBIT 10.21

                        FOURTH AMENDMENT
                             OF THE
                     GIANT INDUSTRIES, INC.
                     & AFFILIATED COMPANIES
                           401(K) PLAN


       WHEREAS, Giant Industries, Inc. and certain of its affiliates (the "Employer") adopted the Giant Industries, Inc. & Affiliated Companies 401(k) Plan (the "Plan") effective July 1,
  1993; and

       WHEREAS, the Employer amended and restated the Plan, effective July 1, 1993, through an Adoption Agreement dated
  September 10, 1994; and

       WHEREAS, the Employer has the authority to amend the Plan.

       NOW, THEREFORE, the Employer hereby amends the Plan as follows:

       Pages 7, and 9 of the existing Plan are hereby removed and replaced by the attached replacement pages 7, and 9.

       This amendment is effective January 1, 1999, except as otherwise stated in the replacement ages of the attachment.

                          GIANT INDUSTRIES, INC. &
                          AFFILIATED COMPANIES

  12-10-98                By:  /s/ Charles F. Yonker Jr.
  --------                   ----------------------------
  Date                    Name: Charles F. Yonker Jr.
                          Title: Director of Human Resources

                          Accepted by:
                          FIDELITY MANAGEMENT TRUST COMPANY,
                          as Trustee

  --------                By:----------------------------
  Date                    Name:
                          Title:

     (3)  ELIGIBILITY REQUIREMENT(S)

          A Participant shall be entitled to Employer
          Contributions for a Plan Year under this Subsection
          (a) if the Participant satisfies the following requirement(s) (Check the appropriate box(es) - Options (B) and (C) may not be elected together):

          (A) [ ] is employed by the Employer on the last day of the Plan Year.
          (B) [ ] earns at least 500 Hours of Service during the Plan Year.
          (C) [ ] earns at least 1,000 Hours of Service during the Plan Year.
          (D) [ ] no requirements.

           Note: If option (A), (B) or (C) above is selected then Employer Contributions can only be funded by the Employer after Plan Year end.

  (b) [X]  DEFERRAL CONTRIBUTIONS

      (1)  REGULAR CONTRIBUTIONS

           The Employer shall make a Deferral Contribution in accordance with Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question, not to exceed 15*% (no more than 15%) of Compensation for that period.

           *Effective 01/01/999

           (A) A Participant may increase or decrease, on a prospective basis, his salary reduction agree-ment percentage (check one):

                (i) [ ] As of the beginning of each payroll period.
               (ii) [ ] As of the first day of each month.
              (iii) [X] As of the next Entry Date.
               (iv) [ ] (Specify, but be at least once per Plan Year)
                        ____________________________________________
                        ____________________________________________

           (B) A participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until (check one):

                (i) [ ] The first day of the next Plan Year.
               (ii) [X] Any subsequent Plan Entry Date.
              (iii) [ ] (Specify, but be at least once per Plan Year)
                        ____________________________________________
                        ____________________________________________

                                               (Replacement Page,
                                                Fourth Amendment)

  (c) [X] MATCHING CONTRIBUTIONS (only if Section 1.05(b) is checked)

      (1) THE EMPLOYER SHALL MAKE A MATCHING CONTRIBUTION ON BEHALF OF EACH PARTICIPANT IN AN AMOUNT EQUAL TO THE FOLLOWING
          PERCENTAGE OF A PARTICIPANT'S DEFERRAL CONTRIBUTIONS DURING THE PLAN YEAR (check one):

          (A) [ ] 50%
          (B) [ ] 100%
          (C) [ ] ___%
          (D) [ ] (Tiered Match) ___% of the first ___% of the
                  Participant's Compensation contributed to the Plan,

                  ___% of the next ___% of the Participant's
                  Compensation contributed to the Plan,

                  ___% of the next ___% of the Participant's
                  Compensation contributed to the Plan.

               Note: The percentages specified above for Matching
                     Contributions may not increase as the percentage of Compensation contributed increases.

           (E) [X] The percentage declared for the year, if any, by a Board of Directors' resolution.

       (2) [ ] THE EMPLOYER MAY AT PLAN YEAR END MAKE AN ADDITIONAL MATCHING CONTRIBUTION EQUAL TO A PERCENTAGE DECLARED BY THE EMPLOYER, THROUGH A BOARD OF DIRECTORS' RESOLUTION, OF THE DEFERRAL CONTRIBUTIONS MADE BY EACH PARTICIPANT DURING THE PLAN YEAR (only if an option is checked under Section 1.05(c)(1)).

       (3) [X] MATCHING CONTRIBUTION LIMITS (check the appropriate box(es)):

           (A) [X] Deferral Contributions in excess of 12% of the Participant's Compensation for the period in question shall not be considered for Matching
                   Contributions.

               Note: If the Employer elects a percentage limit in
                     (A) above and requests the Trustee to account separately for matched and unmatched Deferral Contributions, the Matching Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each payroll period.

           (B) [ ] Matching Contributions for each Participant for each Plan Year shall be limited to $_________.

                                            (Replacement Page,
                                             Fourth Amendment)
                               9